Exhibit 99.2
FIDELITY NATIONAL INFORMATION SERVICES, INC.
Supplemental Non-GAAP Operating Data (Unaudited)
(in millions)

	Fourth	Full	First	Second	Third
	Quarter	Year	Quarter	Quarter	Quarter
	2008	2008	2009	2009	2009

Processing and services revenue	$1,281.4	$5,092.0	$1,211.9	$1,261.3	$1,262.5

Expenses:
Cost of revenues	886.8	3,598.8	855.8	860.3	855.9
Selling, general and administrative expenses	133.5	550.6	136.5	131.4	126.5

Total expenses	1,020.3	4,149.4	992.3	991.7	982.4

Operating income, as adjusted	$261.1	$942.6	$219.6	$269.6	$280.1

Operating margin, as adjusted	20.4%	18.5%	18.1%	21.4%	22.2%

See accompanying notes.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
PRO FORMA REPORTING SEGMENTS — UNAUDITED
(In millions)

	Three Months Ended September 30, 2009
	Financial	Payment	International	Corporate &
	Solutions	Solutions	Solutions	Other	Total

Pro forma processing and services revenue	$439.3	$612.2	$211.6	$(0.6)	$1,262.5

Pro forma operating income	$149.5	$197.6	$33.0	$(177.7)	$202.4

Non GAAP items (1)	—	—	—	10.2	10.2
Purchase price amortization	—	—	—	67.5	67.5

Non GAAP operating income	149.5	197.6	33.0	(100.0)	280.1

Depreciation and amortization from continuing operations as adjusted	37.7	28.1	16.2	10.4	92.4

EBITDA, as adjusted	$187.2	$225.7	$49.2	$(89.6)	$372.5

EBITDA margin, as adjusted	42.6%	36.9%	23.3%	N/A	29.5%

	Three Months Ended June 30, 2009
	Financial	Payment	International	Corporate &
	Solutions	Solutions	Solutions	Other	Total

Pro forma processing and services revenue	$445.0	$631.1	$185.8	$(0.6)	$1,261.3

Pro forma operating income	$151.6	$194.8	$21.5	$(172.3)	$195.6

Non GAAP items (1)	—	—	—	6.4	6.4
Purchase price amortization	—	—	—	67.6	67.6

Non GAAP operating income	151.6	194.8	21.5	(98.3)	269.6

Depreciation and amortization from continuing operations as adjusted	39.4	28.5	14.5	7.8	90.2

EBITDA, as adjusted	$191.0	$223.3	$36.0	$(90.5)	$359.8

EBITDA margin, as adjusted	42.9%	35.4%	19.4%	N/A	28.5%

	Three Months Ended March 31, 2009
	Financial	Payment	International	Corporate &
	Solutions	Solutions	Solutions	Other	Total

Pro forma processing and services revenue	$429.9	$612.8	$169.7	$(0.5)	$1,211.9

Pro forma operating income	$125.2	$177.6	$17.0	$(178.2)	$141.6

Non GAAP items (1)	—	—	—	9.5	9.5
Purchase price amortization	—	—	—	68.5	68.5

Non GAAP operating income	125.2	177.6	17.0	(100.2)	219.6

Depreciation and amortization from continuing operations as adjusted	37.7	29.0	13.1	8.9	88.7

EBITDA, as adjusted	$162.9	$206.6	$30.1	$(91.3)	$308.3

EBITDA margin, as adjusted	37.9%	33.7%	17.7%	N/A	25.4%

(1)	Amounts represent charges for restructuring and integration relating to merger and acquisition activities, corporate costs attributable to Lender Processing Services (“LPS”) not allocable to discontinued operations under U.S. generally accepted accounting principles, incremental transaction costs incurred by the Company directly related to LPS spin-off in 2008, and impairment charges related to the decline in fair value of a trademark associated with our retail check business.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
PRO FORMA REPORTING SEGMENTS — UNAUDITED
(In millions)

	Three Months Ended December 31, 2008
	Financial	Payment	International	Corporate &
	Solutions	Solutions	Solutions	Other	Total

Pro forma processing and services revenue	$458.4	$635.9	$187.3	$(0.2)	$1,281.4

Pro forma operating income	$159.0	$190.6	$22.4	$(209.3)	$162.7

Non GAAP items (1)	—	—	—	27.5	27.5
Purchase price amortization	—	—	—	70.9	70.9

Non GAAP operating income	159.0	190.6	22.4	(110.9)	261.1

Depreciation and amortization from continuing operations as adjusted	37.5	27.7	11.2	10.2	86.6

EBITDA, as adjusted	$196.5	$218.3	$33.6	$(100.7)	$347.7

EBITDA margin, as adjusted	42.9%	34.3%	17.9%	N/A	27.1%

	Year Ended December 31, 2008
	Financial	Payment	International	Corporate &
	Solutions	Solutions	Solutions	Other	Total

Pro forma processing and services revenue	$1,788.4	$2,517.2	$788.9	$(2.5)	$5,092.0

Pro forma operating income	$553.6	$724.9	$73.7	$(806.8)	$545.4

Non GAAP items (1)	—	—	—	101.2	101.2
Purchase price amortization	—	—	—	296.0	296.0

Non GAAP operating income	553.6	724.9	73.7	(409.6)	942.6

Depreciation and amortization from continuing operations as adjusted	158.3	116.1	53.6	31.8	359.8

EBITDA, as adjusted	$711.9	$841.0	$127.3	$(377.8)	$1,302.4

EBITDA margin, as adjusted	39.8%	33.4%	16.1%	N/A	25.6%

(1)	Amounts represent charges for restructuring and integration relating to merger and acquisition activities, corporate costs attributable to Lender Processing Services (“LPS”) not allocable to discontinued operations under U.S. generally accepted accounting principles, incremental transaction costs incurred by the Company directly related to LPS spin-off in 2008, and impairment charges related to the decline in fair value of a trademark associated with our retail check business.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
Unaudited Pro Forma GAAP to Non-GAAP Condensed Combined Operating Income
(in millions)

	For the Three Months Ended September 30, 2009
							M&A,
							Restructuring
							And	Purchase	Non-GAAP
	As Reported	As Reported	Pro Forma			Pro Forma	Integration	Price	Pro Forma
	FIS	Metavante	Adjustments			Combined	Costs (2)	Amortization (6)	Combined

Processing and services revenue	$850.7	$425.0	$(13.2)	(a	)(b)	$1,262.5	$—	$—	$1,262.5

Expenses:
Cost of revenues (1)	622.8	272.7	27.9	(a	)(b)(c)	923.4	—	(67.5)	855.9
Selling, general and administrative expenses	92.2	54.5	(10.0)	(a	)(b)(d)	136.7	(10.2)	—	126.5

Total expenses	715.0	327.2	17.9			1,060.1	(10.2)	(67.5)	982.4

Operating income	$135.7	$97.8	$(31.1)			$202.4	$10.2	$67.5	$280.1

	For the Three Months Ended June 30, 2009
							M&A,
							Restructuring
							And	Purchase	Non-GAAP
	As Reported	As Reported	Pro Forma			Pro Forma	Integration	Price	Pro Forma
	FIS	Metavante	Adjustments			Combined	Costs (2)	Amortization (6)	Combined

Processing and services revenue	$834.8	$440.3	$(13.8)	(a	)(b)	$1,261.3	$—	$—	$1,261.3

Expenses:
Cost of revenues (1)	624.2	277.1	26.6	(a	)(b)(c)	927.9	—	(67.6)	860.3
Selling, general and administrative expenses	93.2	53.9	(9.3)	(a	)(b)(d)	137.8	(6.4)	—	131.4

Total expenses	717.4	331.0	17.3			1,065.7	(6.4)	(67.6)	991.7

Operating income	$117.4	$109.3	$(31.1)			$195.6	$6.4	$67.6	$269.6

	For the Three Months Ended March 31, 2009
							M&A,
							Restructuring
							And	Purchase	Non-GAAP
	As Reported	As Reported	Pro Forma			Pro Forma	Integration	Price	Pro Forma
	FIS	Metavante	Adjustments			Combined	Costs (2)	Amortization (6)	Combined

Processing and services revenue	$797.8	$426.9	$(12.8)	(a	)(b)	$1,211.9	$—	$—	$1,211.9

Expenses:
Cost of revenues (1)	616.9	280.3	27.1	(a	)(b)(c)	924.3	—	(68.5)	855.8
Selling, general and administrative expenses	99.0	57.1	(10.1)	(a	)(b)(d)	146.0	(9.5)	—	136.5

Total expenses	715.9	337.4	17.0			1,070.3	(9.5)	(68.5)	992.3

Operating income	$81.9	$89.5	$(29.8)			$141.6	$9.5	$68.5	$219.6

See accompanying notes.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
Unaudited Pro Forma GAAP to Non-GAAP Condensed Combined Operating Income
For the Three Months Ended December 31, 2008
(in millions)

							M&A,
							Restructuring
							And		Purchase	Non-GAAP
	As Reported	As Reported	Pro Forma			Pro Forma	Integration	Trademark	Price	Pro Forma
	FIS	Metavante	Adjustments			Combined	Costs (2)	Impairment (5)	Amortization (6)	Combined

Processing and services revenue	$862.0	$433.4	$(14.0)	(a	)(b)	$1,281.4	$—	$—	$—	$1,281.4

Expenses:
Cost of revenues (1)	675.5	283.6	24.6	(a	)(b)(c)	983.7	—	(26.0)	(70.9)	886.8
Selling, general and administrative expenses	80.5	64.7	(10.2)	(a	)(b)(d)	135.0	(1.5)	—	—	133.5

Total expenses	756.0	348.3	14.4			1,118.7	(1.5)	(26.0)	(70.9)	1,020.3

Operating income	$106.0	$85.1	$(28.4)			$162.7	$1.5	$26.0	$70.9	$261.1

See accompanying notes.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
Unaudited Pro Forma GAAP to Non-GAAP Condensed Combined Operating Income
For the Year Ended December 31, 2008
(in millions)

							M&A,
							Restructuring	Corporate
							And	Costs	LPS		Purchase	Non-GAAP
	As Reported	As Reported	Pro Forma			Pro Forma	Integration	Non-Disc	Spin	Trademark	Price	Pro Forma
	FIS	Metavante	Adjustments			Combined	Costs (2)	Ops (3)	Costs (4)	Impairment (5)	Amortization (6)	Combined

Processing and services revenue	$3,446.0	$1,707.2	$(61.2)	(a	)(b)	$5,092.0	$—	$—	$—	$—	$—	$5,092.0

Expenses:
Cost of revenues (1)	2,721.7	1,118.5	105.9	(a	)(b)(c)	3,946.1	(25.3)	—	—	(26.0)	(296.0)	3,598.8
Selling, general and administrative expenses	389.4	251.1	(40.0)	(a	)(b)(d)	600.5	(22.5)	(18.1)	(9.3)	—	—	550.6

Total expenses	3,111.1	1,369.6	65.9			4,546.6	(47.8)	(18.1)	(9.3)	(26.0)	(296.0)	4,149.4

Operating income	$334.9	$337.6	$(127.1)			$545.4	$47.8	$18.1	$9.3	$26.0	$296.0	$942.6

See accompanying notes.

Notes to Unaudited Pro Forma GAAP to Non-GAAP Reconciliation
for the Quarters Ended March 31, June 30, and September 30, 2009, December 31, 2008
and year ended December 31, 2008
This presentation is limited to revenues and expenses that comprise operating income. The unaudited pro forma condensed combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined companies had the companies actually been combined at the beginning of each period presented, nor the impact of possible business model changes. The unaudited pro forma condensed combined financial information also does not consider any potential impacts of current market conditions on revenues, expense efficiencies and other factors. In addition, the preliminary allocation of the purchase price reflected in the unaudited pro forma condensed combined financial information is subject to adjustment and may vary significantly from the final purchase price allocation that will be recorded upon completion of the appraisal process.
Items a-d represent adjustments needed to combine the results of Metavante with FIS on a pro forma basis.
(a)	To eliminate activity between FIS and Metavante consisting principally of imaging and card-processing services provided by Metavante to FIS and to conform historical Metavante classifications to FIS presentation. A portion of the conforming reclassifications impacts other expenses that are not part of operating income.

	Fourth	Full	First	Second	Third
	Quarter	Year	Quarter	Quarter	Quarter
	2008	2008	2009	2009	2009

Processing and services revenue	$(10.0)	$(42.9)	$(9.1)	$(8.2)	$(7.9)

Cost of revenues	$(7.5)	$(32.7)	$(8.0)	$(7.7)	$(7.4)

Selling, general and administrative expenses	$(0.5)	$(1.6)	$(0.4)	$0.3	$(0.5)

(b)	Operating results of ClearPar will be presented as discontinued operations beginning with FIS’ reported results for the fourth quarter of 2009. This presentation combines revenues and costs into one line item that will be presented below continuing operations.

	Fourth	Full	First	Second	Third
	Quarter	Year	Quarter	Quarter	Quarter
	2008	2008	2009	2009	2009

Processing and services revenue	$(4.0)	$(18.3)	$(3.7)	$(5.6)	$(5.3)

Cost of revenues	$(1.7)	$(6.4)	$(1.4)	$(1.4)	$(1.5)

Selling, general and administrative expenses	$(0.2)	$(0.8)	$(0.2)	$(0.2)	$(0.2)

(c)	To record the following adjustments to cost of revenues:

	Fourth	Full	First	Second	Third
	Quarter	Year	Quarter	Quarter	Quarter
	2008	2008	2009	2009	2009

Estimated Metavante intangible asset amortization and incremental software amortization	$37.2	$158.7	$39.7	$39.7	$39.7
Reverse amortization of Metavante deferred conversion costs eliminated in purchase accounting	(3.4)	(13.7)	(3.2)	(4.0)	(2.9)

	$33.8	$145.0	$36.5	$35.7	$36.8

(d)	To record the following adjustments:

	Fourth	Full	First	Second	Third
	Quarter	Year	Quarter	Quarter	Quarter
	2008	2008	2009	2009	2009

Eliminate Metavante intangible asset amortization	$(7.4)	$(29.7)	$(7.4)	$(7.4)	$(7.4)
Conform recognition of commission expense to FIS policy	(2.1)	(7.9)	(2.1)	(2.0)	(1.9)

	$(9.5)	$(37.6)	$(9.5)	$(9.4)	$(9.3)

The combined impact of items a-d above to Revenues, Expenses and Operating income is summarized below:

	Fourth	Full	First	Second	Third
	Quarter	Year	Quarter	Quarter	Quarter
	2008	2008	2009	2009	2009

Processing and services revenue	$(14.0)	$(61.2)	$(12.8)	$(13.8)	$(13.2)
Cost of revenues	24.6	105.9	27.1	26.6	27.9
Selling, general and administrative expenses	(10.2)	(40.0)	(10.1)	(9.3)	(10.0)

Operating income	$(28.4)	$(127.1)	$(29.8)	$(31.1)	$(31.1)

Notes to Unaudited Pro Forma GAAP to Non-GAAP Reconciliation
for the Quarters Ended March 31, June 30, and September 30, 2009, December 31, 2008
and year ended December 31, 2008
Items 1- 6 represent Non-GAAP adjustments to the Pro Forma recast historical results.
(1)	Research and development expenses, that have historically been reported separately, have been grouped with cost of revenues for this presentation.

(2)	This column represents charges for restructuring and integration costs relating to merger and acquisition activities including, but not limited to, the recently completed acquisition of Metavante Technologies, Inc.

(3)	This column represents corporate costs attributable to LPS as previously reported in our investor package furnished on Form 8-K on May 28, 2008. These amounts are not allocable to discontinued operations under U.S. Generally Accepted Accounting Principles.

(4)	This column represents incremental transaction costs incurred by the Company directly related to the LPS spin-off.

(5)	This column represents an impairment charge of $26 million related to a decline in the fair value of a trademark associated with our retail check business.

(6)	This column represents purchase price amortization expense related to intangible assets acquired through various Company acquisitions.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
Supplemental Financial Information
For the Year Ended December 31, 2007

	Revenue

FIS as Reported	$2,921.0

Metavante as Reported	1,598.1

Pro forma adjustments	(68.8	)(a)

Pro forma combined	$4,450.3

(a)	To eliminate activity between FIS and Metavante consisting principally of imaging and card-processing services provided by Metavante to FIS and to conform historically Metavante classifications to FIS presentation. Additionally, amount also includes revenue recorded by ClearPar that will be presented as discontinued operations beginning with FIS’ reported results for the fourth quarter of 2009. This presentation combines revenues and costs into one line item that will be presented below continuing operations.

	EBITDA Reconciliation
	FIS	MV	Total

Operating Income from Continuing Operations	$281.9	$152.9	$434.8
Plus Depreciation and Amortization	393.3	154.4	547.7
Plus MV impairment charge	—	129.4	129.4

EBITDA, unadjusted	675.2	436.7	1,111.9

Add back Non-GAAP adjustments (b)	31.1	21.5	52.6

Adjusted Non GAAP EBITDA	$706.3	$458.2	$1,164.5

(b)	Non GAAP adjustments per FIS 8K filed 2/10/09 and transaction costs on Metavante 2007 income statement.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
Supplemental Financial Information
Reconciliation of Pro forma Free Cash Flow

	Year Ended December 31, 2008
	FIS	MV	Total

Net Cash Provided by Operating Activities	$596.4	$302.5	$898.9
Less Capex	(255.4)	(137.5)	(392.9)

Free Cash Flow unadjusted	341.0	165.0	506.0

Less FCF attributable to LPS	(111.5)	—	(111.5)
Add back Non GAAP adjustments	114.6	—	114.6

Adjusted Non GAAP FCF	$344.1	$165.0	$509.1

	Year Ended December 31, 2007
	FIS	MV	Total

Net Cash Provided by Operating Activities	$463.5	$345.4	$808.9
Less Capex	(343.3)	(143.4)	(486.7)

Free Cash Flow unadjusted	120.2	202.0	322.2

Less FCF attributable to LPS	(212.4)	—	(212.4)
Add back Non GAAP adjustments	241.5	—	241.5

Adjusted Non GAAP FCF	$149.3	$202.0	$351.3